Form 533A Prescribed by:
Ohio Secretary of State
**JON HUSTED**
**Ohio Secretary of State**

Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov

**Mail this form to one of the following:**

Regular Filing (non expedite)
P.O. Box 670
Columbus, OH 43216

Expedite Filing (Two-business day processing time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

# Articles of Organization for a Domestic Limited Liability Company

**Filing Fee: $125**

**CHECK ONLY ONE (1) BOX**

(1) ☒ Articles of Organization for Domestic For-Profit Limited Liability Company (115-LCA)

(2) ☐ Articles of Organization for Domestic Nonprofit Limited Liability Company (115-LCA)

Name of Limited Liability Company: Duke Energy Commercial Asset Management, LLC

Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd.," or "ltd"

Effective Date (Optional): ______ mm/dd/yyyy (The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing)

This limited liability company shall exist for (Optional): Perpetual
Period of Existence

Purpose (Optional): The purpose of the Company is to engage in any activity for which limited liability companies may be organized in the State of Ohio. The Company shall possess and may exercise all of the powers and privileges permitted by the Act or by any other law .

****Note for Nonprofit LLCs**
The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided.

## ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member(s), manager(s) or representative(s) of

Duke Energy Commercial Asset Management, LLC

Name of Limited Liability Company

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is

CT Corporation System

Name of Agent

1300 East Ninth Street

Mailing Address

| Cleveland | Ohio | 44114 |
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| City | State | ZIP Code |

## ACCEPTANCE OF APPOINTMENT

The undersigned, CT Corporation System named herein as the statutory agent

Statutory Agent Name

for Duke Energy Commercial Asset Management, LLC

Name of Limited Liability Company

hereby acknowledges and accepts the appointment of agent for said limited liability company

Statutory Agent Signature [signature]

Individual Agent's Signature / Signature on Behalf of Corporate Agent

☐ **If the agent is an individual and using a P.O. Box, check this box to confirm that the agent is an Ohio resident.**

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

**Required**
Articles and original appointment of agent must be signed by a member, manager or other representative.

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.

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| RJR (signature) |

Signature

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By (if applicable)

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| Robert J. Ringel, Assistant Corporate Secretary |

Print Name

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Signature

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By (if applicable)

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Print Name

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Signature

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By (if applicable)

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Print Name